Exhibit 99.1

News Release

January 26, 2008
Park National Corporation reports year-end 2008 results
Ohio banking divisions post record year despite U.S. economic turbulence
NEWARK, Ohio — Park National Corporation (Park) (NYSE Alternext US:PRK) today reported results for the fourth quarter 2008 and for the 12 months ended December 31, 2008.
Net income results:
Park’s net income for the 12 months ended December 31, 2008 was $13.7 million or $0.97 per common diluted share, compared to $22.7 million or $1.60 per diluted share for the same period in 2007. Park’s fourth quarter net income (three months ended December 31, 2008) was $11.0 million or $0.77 per common diluted share. For the same period in 2007, Park reported a net loss of $43.2 million or $3.08 per diluted share.
These data reflect two impairment charges (fourth quarter 2007 and third quarter 2008) that Park recorded to the goodwill value of its subsidiary Vision Bank. Vision Bank operates in the Gulf Shore region of Florida and Alabama and continues to experience severely depressed real estate market values and credit deterioration. An impairment charge is a special accounting entry that does not affect a financial institution’s regulatory capital, cash flow or ability to pay dividends. As previously reported, all goodwill value related to Vision Bank was written off.
Without the goodwill impairment charge in the third quarter of 2008, Park’s net income available to common shareholders for 2008 was $68.6 million or $4.91 per common diluted share (compared to $76.7 million or $5.40 per diluted share for the 12 months ended December 31, 2007 without the goodwill impairment charge in the fourth quarter of 2007). Without the goodwill impairment charge in the fourth quarter of 2007, Park’s net income available to common shareholders for that quarter was $10.9 million or $0.77 per diluted share, compared to $10.8 million or $0.77 per common diluted share in net income in the fourth quarter of 2008.
Park’s 12 Ohio-based divisions reported record net income for the 12 months ended December 31, 2008. Net income for this period in 2008 was $94.9 million, a 13.8 percent increase over 2007’s year-end net income of $83.4 million for the Ohio-based divisions. As reported on January 9, 2009, Park’s loans in Ohio increased by more than $31 million in the past month (November 30, 2008 to December 31, 2008) or ten percent annualized. Park’s Ohio-based divisions grew total loans in the year 2008 by more than $215 million, or six percent, compared to 2007.
Loan loss data:
Park’s loan loss provisions for the year 2008 totaled $70.5 million compared to $29.5 million for the year 2007. Vision Bank’s loan loss provision for 2008 was $47 million (compared to $19.4 million for 2007) and Park’s Ohio-based divisions had a loan loss provision of $23.5 million for 2008 (compared to $10.1 million in 2007).
Park’s net loan charge-offs for the year ended December 31, 2008 were $57.5 million, or 1.32 percent of total loans. For that same one-year period, Vision Bank had net loan charge-offs of $38.5 million, or 5.69 percent of total loans and Park’s Ohio-based divisions had net loan charge-offs of $19.0 million, or 0.52 percent of loans.
Additional information:
On December 23, 2008, Park received $100 million of new equity capital from the U.S. Department of the Treasury’s Capital Purchase Program (CPP) established under the Emergency Economic Stabilization Act of 2008. With the additional capital, Park’s total equity to assets ratio improved to 9.09 percent at December 31, 2008 compared to a ratio of 7.79 percent at September 30, 2008. Park continues to easily exceed the “well capitalized” regulatory capital guidelines for financial institutions and as a result has a keen interest in continuing to make loans to qualified borrowers.
Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

News Release
At its meeting earlier today, the Park board of directors declared a cash dividend for the first quarter of 2009 of $0.94 per share, payable on March 10, 2009 to shareholders of record as of February 26, 2009. This dividend is one cent less than the previous quarter’s dividend and is consistent with Park’s dividend amount in the quarters prior to October 14, 2008 as required of financial institutions which have received U.S. Treasury investments under the CPP.
Headquartered in Newark, Ohio, Park National Corporation holds $7.1 billion in assets (as of December 31, 2008). Park consists of 14 community bank divisions, a data processing and information technology division, two specialty finance companies and a title company. Park’s Ohio-based banking operations are conducted through Park subsidiary The Park National Bank and its divisions which include Fairfield National Bank, Richland Bank, Century National Bank, First-Knox National Bank, Farmers and Savings Bank, United Bank, Second National Bank, Security National Bank, Unity National Bank, Citizens National Bank and The Park National Bank of Southwest Ohio & Northern Kentucky. Park’s other banking subsidiary is Vision Bank (headquartered in Panama City, Florida), and its Vision Bank Division (of Gulf Shores, Alabama). Park also includes Scope Leasing, Inc. (d.b.a. Scope Aircraft Finance), Guardian Finance Company and Park Title Agency.
Complete Financial Tables are below...
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Media Contacts: Bethany Lewis, Communication Specialist, 740.349.3754 or John Kozak, Chief Financial Officer, 740.349.3792
SAFE HARBOR STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995
This news release contains forward-looking statements that are provided to assist in the understanding of anticipated future financial performance. Forward-looking statements provide current expectations or forecasts of future events and are not guarantees of future performance. The forward-looking statements are based on management’s expectations and are subject to a number of risks and uncertainties. Although management believes that the expectations reflected in such forward-looking statements are reasonable, actual results may differ materially from those expressed or implied in such statements. Risks and uncertainties that could cause actual results to differ materially include, without limitation: deterioration in the asset value of Vision Bank’s loan portfolio may be worse than expected; Park’s ability to execute its business plan successfully and within the expected timeframe; general economic and financial market conditions, and weakening in the economy, specifically, the real estate market, either national or in the states in which Park and its subsidiaries do business, are worse than expected; changes in the interest rate environment reduce net interest margins; competitive pressures among financial institutions increase significantly; the nature, timing and effect of changes in banking regulations or other regulatory or legislative requirements affecting the respective businesses of Park and its subsidiaries; demand for loans in the respective market areas served by Park and its subsidiaries, and other risk factors relating to the banking industry as detailed from time to time in Park’s reports filed with the Securities and Exchange Commission including those described in “Item 1A. Risk Factors” of Part I of Park’s Annual Report on Form 10-K for the fiscal year ended December 31, 2007 and in our other filings with the Securities and Exchange Commission in “Item 1A. Risk Factors” of Part II of Park’s Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2008. Undue reliance should not be placed on the forward-looking statements, which speak only as of the date hereof. Park does not undertake, and specifically disclaims any obligation, to publicly release the result of any revisions that may be made to update any forward-looking statement to reflect the events or circumstances after the date on which the forward-looking statement is made, or reflect the occurrence of unanticipated events, except to the extent required by law.
Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

PARK NATIONAL CORPORATION
FINANCIAL HIGHLIGHTS
(Dollars in thousands, except per share data)

	THREE MONTHS ENDED			TWELVE MONTHS ENDED
	DECEMBER 31,			DECEMBER 31,
			PERCENT			PERCENT
	2008	2007	CHANGE	2008	2007	CHANGE
INCOME STATEMENT AND RATIOS
NET INTEREST INCOME	$64,835	$59,953	8.14%	$255,873	$234,677	9.03%
PROVISION FOR LOAN LOSSES	32,618	18,597	75.39%	70,487	29,476	139.13%
OTHER INCOME	27,049	17,944	50.74%	83,719	71,640	16.86%
GAIN ON SALE OF SECURITIES	219	—		1,115	—
GOODWILL IMPAIRMENT CHARGE	—	54,035		54,986	54,035
OTHER EXPENSE	47,312	45,523	3.93%	179,515	170,129	5.52%
INCOME (LOSS) BEFORE TAXES	12,173	(40,258)	130.24%	35,719	52,677	-32.19%
NET INCOME (LOSS)	10,951	(43,170)	125.37%	13,708	22,707	-39.63%
NET INCOME (LOSS) AVAILABLE TO COMMON SHAREHOLDERS (x)	10,809	(43,170)	125.04%	13,566	22,707	-40.26%
NET INCOME (LOSS) PER COMMON SHARE-BASIC (x)	0.77	(3.08)	125.00%	0.97	1.60	-39.38%
NET INCOME (LOSS) PER COMMON SHARE-DILUTED (x)	0.77	(3.08)	125.00%	0.97	1.60	-39.38%
RETURN ON AVERAGE ASSETS (x)	0.63%	-2.63%		0.20%	0.37%
RETURN ON AVERAGE COMMON EQUITY (x)	8.10%	-27.14%		2.40%	3.67%
CASH DIVIDENDS DECLARED PER SHARE	0.95	0.94	1.06%	3.77	3.73	1.07%

INCOME STATEMENT AND RATIOS (NON GAAP)
NET INCOME AVAILABLE TO COMMON SHAREHOLDERS BEFORE IMPAIRMENT CHARGE (a)(x)	10,809	10,865	-0.52%	68,552	76,742	-10.67%
NET INCOME AVAILABLE TO COMMON SHAREHOLDERS BEFORE IMPAIRMENT CHARGE PER SHARE-DILUTED (a)(x)	0.77	0.77	0.00%	4.91	5.40	-9.07%
RETURN ON AVERAGE TANGIBLE ASSETS BEFORE IMPAIRMENT CHARGE (e)(x)	0.64%	0.68%		1.04%	1.28%
RETURN ON AVERAGE ASSETS BEFORE IMPAIRMENT CHARGE (a)(x)	0.63%	0.66%		1.02%	1.24%
RETURN ON AVERAGE TANGIBLE REALIZED COMMON EQUITY BEFORE IMPAIRMENT CHARGE (b)(x)	9.56%	9.68%		15.66%	16.55%
RETURN ON AVERAGE COMMON EQUITY BEFORE IMPAIRMENT CHARGE (a)(x)	8.10%	6.83%		12.12%	12.40%
EFFICIENCY RATIO BEFORE IMPAIRMENT CHARGE (d)	51.27%	58.10%		52.59%	55.21%

OTHER RATIOS
YIELD ON EARNING ASSETS	5.99%	7.02%		6.35%	7.18%
COST OF PAYING LIABILITIES	2.21%	3.47%		2.55%	3.50%
NET INTEREST MARGIN	4.11%	4.04%		4.16%	4.20%
NET LOAN CHARGE-OFFS	$21,725	$11,342		$57,501	$22,208
NET CHARGE-OFFS AS A PERCENT OF LOANS	1.94%	1.07%		1.32%	0.55%

	December 31,	September 30,	December 31,
	2008	2008	2007
BALANCE SHEET
INVESTMENTS	$2,059,051	$1,807,464	$1,703,103
LOANS	4,491,337	4,466,671	4,224,134
LOAN LOSS RESERVE	100,088	89,195	87,102
GOODWILL AND OTHER INTANGIBLES	85,545	86,551	144,556
TOTAL ASSETS	7,070,720	6,799,733	6,501,102
TOTAL DEPOSITS	4,761,750	4,774,509	4,439,239
BORROWINGS	1,554,754	1,404,746	1,389,727
EQUITY	642,663	529,685	580,012
COMMON EQUITY	546,942	529,685	580,012
TANGIBLE COMMON EQUITY	461,397	443,134	435,456
COMMON BOOK VALUE PER SHARE	39.15	37.93	41.54
TANGIBLE COMMON BOOK VALUE PER SHARE (c)	33.02	31.73	31.18
NONPERFORMING LOANS	162,357	126,336	103,932
NONPERFORMING ASSETS	188,205	146,086	117,375
PAST DUE 90 DAY LOANS	5,421	4,388	4,545

RATIOS
LOANS/ASSETS	63.52%	65.69%	64.98%
NONPERFORMING LOANS/LOANS	3.61%	2.83%	2.46%
PAST DUE 90 DAY LOANS/LOANS	0.12%	0.10%	0.11%
LOAN LOSS RESERVE/LOANS	2.23%	2.00%	2.06%
TOTAL EQUITY/ASSETS	9.09%	7.79%	8.92%
COMMON EQUITY/ASSETS	7.74%	7.79%	8.92%

(x)	Reported measure includes the impact of the preferred stock issued to the U.S. Treasury under the Capital Purchase Program and uses net income (loss) available to common shareholders.

(a)   Net income (loss) available to common shareholders for the periods presented has been adjusted for the impairment charge to goodwill. Net income (loss) available to common shareholders before impairment charge equals net income (loss) available to common shareholders for the period plus the impairment charge to goodwill of $54,986 for 2008 and $54,035 for 2007.

	THREE MONTHS ENDED		TWELVE MONTHS ENDED
	DECEMBER 31,		DECEMBER 31,
	2008	2007	2008	2007

RECONCILIATION OF NET INCOME (LOSS) TO NET INCOME BEFORE IMPAIRMENT CHARGE:

NET INCOME (LOSS) AVAILABLE TO COMMON SHAREHOLDERS	$10,809	($43,170)	$13,566	$22,707

Plus goodwill impairment charge	—	54,035	54,986	54,035

NET INCOME AVAILABLE TO COMMON SHAREHOLDER’S BEFORE IMPAIRMENT CHARGE	$10,809	$10,865	$68,552	$76,742

RECONCILIATION OF NET INCOME (LOSS) PER COMMON SHARE-DILUTED TO NET INCOME BEFORE IMPAIRMENT CHARGE PER COMMON SHARE-DILUTED:

NET INCOME (LOSS) PER COMMON SHARE-DILUTED	$0.77	($3.08)	$0.97	$1.60

Plus impairment charge to goodwill per share-diluted	—	3.85	3.94	3.80

NET INCOME BEFORE IMPAIRMENT CHARGE PER COMMON SHARE-DILUTED	$0.77	$0.77	$4.91	$5.40

(b)   Net Income (loss) available to common shareholders before impairment charge for each period divided by average tangible realized common equity during the period. Average tangible realized common equity equals average stockholders’ equity during the applicable period less (i) average goodwill and other intangible assets during the period, (ii) average accumulated other comprehensive income (loss), net of taxes, during the period, and (iii) Preferred stock.
RECONCILIATION OF AVERAGE STOCKHOLDERS’ EQUITY TO AVERAGE TANGIBLE REALIZED COMMON EQUITY:

	THREE MONTHS ENDED		TWELVE MONTHS ENDED
	DECEMBER 31,		DECEMBER 31,
	2008	2007	2008	2007

AVERAGE STOCKHOLDERS’ EQUITY	$540,287	$631,061	$567,965	$618,758

Less: Preferred Stock	9,362	—	2,353	—

Average Goodwill and Other Intangible Assets	86,118	198,595	128,635	176,262

Plus: Average Accumulated Other Comprehensive (Income) Loss, Net of Taxes	4,847	12,925	876	21,333

AVERAGE TANGIBLE REALIZED COMMON EQUITY	$449,654	$445,391	$437,853	$463,829

(c)   Tangible common book value per share equals ending equity less preferred stock and goodwill and other intangibles at the end of the period, divided by actual common shares outstanding at the end of the period.
RECONCILIATION OF EQUITY TO TANGIBLE COMMON EQUITY:

	December 31,	September 30,	December 31,
	2008	2008	2007

STOCKHOLDERS’ EQUITY	$642,663	$529,685	$580,012

Less: Preferred Stock	95,721	—	—

Goodwill and Other Intangible Assets	85,545	86,551	144,556

TANGIBLE COMMON EQUITY	$461,397	$443,134	$435,456

(d)   Efficiency ratio before impairment charge is calculated by reducing non-interest expense by the goodwill impairment charge, and dividing by non-interest income and net interest income (on a tax equivalent basis).
RECONCILIATION OF NON-INTEREST EXPENSE TO NON-INTEREST EXPENSE BEFORE IMPAIRMENT CHARGE

	THREE MONTHS ENDED		TWELVE MONTHS ENDED
	DECEMBER 31,		DECEMBER 31,
	2008	2007	2008	2007

NON-INTEREST EXPENSE	$47,312	$99,558	$234,501	$224,164

Less Goodwill Impairment Charge	—	54,035	54,986	54,035

NON-INTEREST EXPENSE BEFORE IMPAIRMENT CHARGE	$47,312	$45,523	$179,515	$170,129

(e)   Net income available to common shareholders before impairment charge divided by average tangible assets. Average tangible assets equals average assets less goodwill and other intangibles.
RECONCILIATION OF AVERAGE ASSETS TO TANGIBLE AVERAGE ASSETS

	THREE MONTHS ENDED		TWELVE MONTHS ENDED
	DECEMBER 31,		DECEMBER 31,
	2008	2007	2008	2007

AVERAGE ASSETS	$6,789,083	$6,513,350	$6,708,086	$6,169,156

Less Average Goodwill and Other Intangible Assets	86,118	198,595	128,635	176,262

AVERAGE TANGIBLE ASSETS	$6,702,965	$6,314,755	$6,579,451	$5,992,894

PARK NATIONAL CORPORATION
Consolidated Statements of Income
(dollars in thousands, except per share data)

	Three Months Ended		Twelve Months Ended
	December 31,		December 31,
	2008	2007	2008	2007
			—

Interest income:
Interest and fees on loans	$72,054	$82,202	$301,163	$320,827
			—
Interest on:
Obligations of U.S. Government, its agencies and other securities	22,173	21,365	87,711	77,016

Obligations of states and political subdivisions	464	712	2,171	3,061

Other interest income	32	118	294	920

Total interest income	94,723	104,397	391,339	401,824

Interest expense:
Interest on deposits:
Demand and savings deposits	4,367	9,861	22,633	39,797

Time deposits	15,915	20,975	67,259	81,224

Interest on borrowings	9,606	13,608	45,574	46,126

Total interest expense	29,888	44,444	135,466	167,147

Net interest income	64,835	59,953	255,873	234,677

Provision for loan losses	32,618	18,597	70,487	29,476

Net interest income after provision for loan losses	32,217	41,356	185,386	205,201

Other income	27,049	17,944	83,719	71,640

Gain (loss) on sale of securities	219	—	1,115	—

Other expense:
Salaries and employee benefits	24,756	24,936	99,018	97,712

Occupancy expense	2,776	2,663	11,534	10,717

Furniture and equipment expense	2,451	2,295	9,756	9,259

Goodwill Impairment Charge	—	54,035	54,986	54,035

Other expense	17,329	15,629	59,207	52,441

Total other expense	47,312	99,558	234,501	224,164

Income (loss) before income taxes	12,173	(40,258)	35,719	52,677

Income taxes	1,222	2,912	22,011	29,970

Net income (loss)	$10,951	($43,170)	$13,708	$22,707

Preferred Stock dividends	142	—	142	—

Income (loss) available to common shareholders	$10,809	($43,170)	$13,566	$22,707

Per Common Share:

Net income (loss) — basic	$0.77	($3.08)	$0.97	$1.60

Net income (loss) — diluted	$0.77	($3.08)	$0.97	$1.60

Weighted average shares — basic	13,967,194	14,029,944	13,965,219	14,212,805

Weighted average shares — diluted	13,967,650	14,030,499	13,965,333	14,217,483

PARK NATIONAL CORPORATION
Consolidated Balance Sheets
(dollars in thousands, except share data)

	December 31,
	2008	2007

Assets

Cash and due from banks	$150,298	$183,165
Money market instruments	20,963	10,232
Interest bearing deposits	1	1
Investment securities	2,059,051	1,703,103

Loans	4,491,337	4,224,134
Allowance for loan losses	100,088	87,102

Loans, net	4,391,249	4,137,032

Bank premises and equipment, net	68,553	66,634
Goodwill	72,334	127,320
Other intangibles	13,211	17,236
Other assets	295,060	256,379

Total assets	$7,070,720	$6,501,102

Liabilities and Stockholders’ Equity

Deposits:
Noninterest bearing	$782,625	$695,466
Interest bearing	3,979,125	3,743,773

Total deposits	4,761,750	4,439,239

Borrowings	1,554,754	1,389,727
Other liabilities	111,553	92,124

Total liabilities	6,428,057	5,921,090

Stockholders’ Equity:
Preferred Stock (200,000 shares authorized in 2008 and -0- in 2007; 100,000 shares issued in 2008 and -0- in 2007)	95,721	—
Common stock (No par value; 20,000,000 shares authorized in 2008 and 2007; 16,151,151 shares issued in 2008 and 16,151,200 in 2007)	301,210	301,213
Common Stock Warrants	4,297	—
Accumulated other comprehensive income (loss), net of taxes	10,596	(2,608)
Retained earnings	438,504	489,511
Treasury stock (2,179,424 shares in 2008 and 2,186,624 shares in 2007)	(207,665)	(208,104)

Total stockholders’ equity	642,663	580,012

Total liabilities and stockholders’ equity	$7,070,720	$6,501,102

PARK NATIONAL CORPORATION
Consolidated Average Balance Sheets
(dollars in thousands)

	Three Months Ended		Twelve Months Ended
	December 31,		December 31,
	2008	2007	2008	2007

Assets

Cash and due from banks	$138,004	$148,912	$143,151	$151,219
Money market instruments	19,695	10,806	15,501	17,837
Interest bearing deposits	1	1	1	1
Investment securities	1,815,033	1,710,357	1,806,317	1,573,882

Loans	4,465,655	4,196,367	4,354,520	4,011,307
Allowance for loan losses	88,567	80,673	86,485	78,255

Loans, net	4,377,088	4,115,694	4,268,035	3,933,052

Bank premises and equipment, net	69,375	66,782	69,278	61,604
Other assets	369,887	460,798	405,803	431,561

Total assets	$6,789,083	$6,513,350	$6,708,086	$6,169,156

Liabilities and Stockholders’ Equity

Deposits:
Noninterest bearing	$770,364	$717,778	$739,994	$697,247
Interest bearing	4,039,670	3,789,396	3,862,780	3,706,231

Total deposits	4,810,034	4,507,174	4,602,774	4,403,478

Borrowings	1,350,520	1,289,179	1,444,741	1,062,735
Other liabilities	88,242	85,936	92,606	84,185

Total liabilities	6,248,796	5,882,289	6,140,121	5,550,398

Stockholders’ Equity:
Preferred stock	9,362	—	2,353	—
Common stock	301,211	300,476	301,211	284,626
Common Stock Warrants	420	—	106	—
Accumulated other comprehensive (loss), net of taxes	(4,847)	(12,925)	(876)	(21,333)
Retained earnings	442,092	546,636	473,236	530,324
Treasury stock	(207,951)	(203,126)	(208,065)	(174,859)

Total stockholders’ equity	540,287	631,061	567,965	618,758

Total liabilities and stockholders’ equity	$6,789,083	$6,513,350	$6,708,086	$6,169,156